             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                         FORM 8-K/A
                       AMENDMENT NO. 2

                       CURRENT REPORT


             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


              Date of Report:  November 10, 1994

     Date of Earliest Event Reported:  November 1, 1994


                      Ferrellgas, L.P.
                  Ferrellgas Finance Corp.

 (Exact name of registrants as specified in their charters)


                          Delaware

      (State or other jurisdictions of incorporation or organization)


          33-53379                           43-1698481
          33-53379-01                        43-1677595

(Commission File Numbers)         (I.R.S. Employer Identification Nos.)


         One Liberty Plaza, Liberty, Missouri  64068

(Address of principal executive offices, including zip code)


                       (816) 792-1600

    (Registrants' telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (b) PRO FORMA FINANCIAL INFORMATION.

           The unaudited pro forma consolidated financial statements of Ferrellgas Partners, L.P. and Vision Energy Resources, Inc. as of July 31, 1994 and for the fiscal year ended July 31, 1994 are filed as Exhibit 99.3 to this Current Report.

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                           SIGNATURES


           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FERRELLGAS, L.P.

                              By:  FERRELLGAS, INC. (General Partner)

                              By:  /s/ Danley K. Sheldon
                                  -------------------------
                                   Danley K. Sheldon
                                   Senior Vice President and Chief
                                   Financial Officer
                                   (Principal Financial and
                                   Accounting Officer)



Date:  August 16, 1995

                              FERRELLGAS FINANCE CORP.


                              By:  /s/ Danley K. Sheldon
                                   ----------------------
                                   Danley K. Sheldon
                                   Senior Vice President and Chief
                                   Financial Officer
                                   (Principal Financial and
                                   Accounting Officer)



Date:  August 16, 1995
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                        EXHIBIT INDEX

                                                      SEQUENTIAL
    EXHIBIT NO          DESCRIPTION OF EXHIBIT         PAGE NO.
    ----------          ----------------------        ----------
      99.3              Pro forma consolidated             7
                        financial statements
                        of Ferrellgas Partners,
                        L.P. and Vision Energy
                        Resources, Inc. as
                        of July 31, 1994 and
                        for  the fiscal year
                        ended July 31, 1994
                        (unaudited)


___________________

*This information appears only in the manually signed original of this Current Report on Form 8-K.